Exhibit 99.1

CHC Coffee Holding Co. Inc. NYSE AMEX: JVA Corporate Presentation November 2009 (c)Coffee Holding Co., Inc. 2009 All Rights Reserved 11-06-09

 Important Information & Restrictions on Use This document contains certain summary information regarding  Coffee Holding Company Inc. (the “Company”). Statements in this document regarding the Company that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on current expectations that involve risks and uncertainties. Such forward-looking statements may include, without limitation, statements concerning: the Company's growth and business strategies; the Company’s acquisitions, joint ventures and alliances; the Company’s market; the Company’s services, the Company's competition; market trends; projected sources and uses of funds from operations; use of the proceeds of the proposed offering; and the other factors discussed in the "Risk Factors" section of the Prospectus. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. This document does not constitute, or form part of any offer for sale or subscription of, or solicitation of any offer to buy or subscribe for, any securities, nor shall it or any part of it form the basis of, or be relied on in connection with, or act as an inducement to enter into, any contract or commitment whatsoever with respect to any offer or otherwise. Although all reasonable care has been taken to ensure that the facts stated and opinions and projections given in this document are fair and accurate as of the date of publication hereof, the Underwriter has not independently verified all the information given in this document. Accordingly, no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this document. The information and opinions in this document are subject to change without notice. The Company shall not be liable in any way whatsoever for any loss arising from the use of this document or its contents or otherwise arising in connection herewith. 2

Key Financial Highlights: JVA

 Trading Data  Stock Price (11/06/09)$4.14 52 Week Low/High $0.56 - $5.21 Avg. Daily Vol. (3m) 30,425 Shares Outstanding 5.4M Public Float (shares), est. 2.3M Institutional Holdings  <2% Insider Holdings 58% Valuation Measures Market Cap $22.6M Enterprise Value $25.4M EV/Revenue (ttm)        0.3x EV/EBITDA (ttm) 18.3x Financial Highlights (FYE: Oct ‘09) Net Sales (ttm)$74.5M EBITDA (ttm) $1.4M EPS (ttm) $0.06 Net Cash (mrq)$2.0M
Total Debt (mrq) $4.9M Current Ratio 1.8:0 JVA Daily 11/05/09 Volume 6 5 4 3 2 1 0 (C)BigCharts.com 1.5 1 0.5 0 Millions Dec 09 Feb Mar Apr May Jun Jul Aug Sep Oct CHC Coffee Holding Co Source: Capital IQ NYSE AMEX: JVA 3

What we do... Founded in 1971, Coffee Holding Co. (CHC) is a leading integrated wholesale coffee roaster & dealer Two primary business activities: Roasting, blending, packaging for 7 company-owned and licensed brands and 50+ private label accounts Brokering wholesale, unprocessed green coffee to 400+ large, medium and small specialty gourmet roasters CHC Coffee Holding Co NYSE AMEX: JVA 4

What Makes Us Different.... Coffee products typically divided among two categories: Traditional commercial ground roast & mass-merchandised
 (i.e., Folgers, Maxwell House) – a $15B - $16B market Specialty coffees: gourmet, espresso-based and premium – an $11B - $12B market However, CHC is one of the few coffee companies offering a broad array of coffee and teas across entire spectrum of consumer tastes, price points, product types and distribution channels Allows CHC to do well under varying economic conditions and market trends (demand for coffee relatively inelastic: amounts consumed don’t change, only consumption patterns) CHC Coffee Holding Co NYSE AMEX: JVA 5

Revenue Growth & Market Expansion 150 wholesale customers: 26.2M coffee poundage volume Acquired Premier Roasters; signed Del Monte license Formed joint venture with Generations Coffee Co. Signed Entenmann’s license 400+ wholesale customers;  39.2M coffee poundage volume Revenue (millions) $80 $70 $60 $50 $40 $30 $20 2003 2004 2005 2006 2007 2008 YTD 2009 CHC Coffee Holding Co NYSE AMEX: JVA 6

Strong Growth in N. American Coffee Consumption U.S. & Canadian Consumption Up 19% over last 10 years - 3.63 billion pounds in 2008 - Billions of Pounds Consumed 3.05 3.16 3.08 3.22 3.13 3.26 3.46 3.47 3.47 3.54. 3.63 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Source: International Coffee organization CHC Coffee Holding Co NYSE AMEX: JVA 7

Key Hot Beverage market Drivers 81% of U.S. consumers drink coffee daily¹ U.S. per capita consumption of coffee to grow by an average of 1.1% per year, reaching 26.2 gallons by 2012² Convenience of single serve coffee makers, like Keurig, increasing consumption (now 20% of coffee brewing appliance market, up from 13.5% in 2008³)# of specialty coffee shops have doubled since 20004 Companies looking to create brand extensions (i.e., Newman’s/Green Mountain Coffee, Entenmann’s/CHC, etc.) Sources: 1National Coffee Association of the USA 2Sundale Research, Oct 2008 3NPD Group 4Specialty Coffee Association of America CHC Coffee Holding Co NYSE AMEX: JVA 8

Strong Industry Growth: Historical & Future U.S. Coffee Imports Continue Upward Path¹ (Billion $) 2002 – 2012 CAGR 16.7% $1.5 $1.8 $2.1 $ 2.8 $3.1 $3.5 $4.3 $4.8 $5.5 $6.3 $7.2 Source: 1U.S. Department of Commerce; Sundale Research, Oct 2008 CHC Coffee Holding co NYSE AMEX: JVA 9 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Diversified Sales & Distribution Channels Category Breakdown as % of Sales Specialty Green Coffee 46% Branded 14% Private Label & Food Service 40% CHC Coffee Holding Co NYSE AMEX: JVA 10

Specialty Wholesale Green Coffee 46% of Sales Green, Unroasted Coffee Beans 90+ specialty green coffee product offerings
400+ specialty wholesale green coffee customers & regional roasters, including coffee houses, single store operators, mall coffee stores, mail order roasters and sellers Green coffee supplier for Green Mountain Coffee Roasters 17-year relationship & largest customer within CHC’s wholesale segment
Green Mountain Coffee Roasters Nasdaq: GMCR CHC Coffee Holding Co NYSE AMEX: JVA 11

Private Label Coffee 40% of Sales CHC roasts, blends and packages 420+ different labels for wholesalers and retailers in the U.S., Canada and internationally Major private label customers include Dollar General and Family Dollar chains Dollar General Dollar General is the largest discount retailer in the United States by number of stores (8,577) Family Dollar my family my family dollar. NYSE: FDO Family Dollar is one of the fastest growing discount retail chains in the United States CHC Coffee Holding Co NYSE AMEX: JVA 12

Branded Coffee Lines 10% of Revenues Includes five proprietary labels and two under exclusive license Target both upscale and general market niches that do not compete with existing brands Proprietary Brands Licensed Brands Del Monte's S&W BRAND: 10 yr agreement signed 2004 Entenmann's: 3 yr agreement signed 2007 CHC Coffee Holding Co NYSE AMEX: JVA 13

Processing & Packaging Facilities CHC Offers Customers Two Ideally Situated Geographical Locations for Processing & Shipment 50,000 sq. ft. facility - La Junta, Colorado Corporate Offices & Warehouse - Staten Island, NY 28,000 sq. ft. facility - Brecksville, Ohio (60/40 JV with Caruso’s Coffee)
CHC Coffee Holding Co NYSE AMEX: JVA 14

Market Opportunity Extensive distribution capabilities with capacity for growth The only horizontally integrated coffee company selling across all price spectrums Uniquely positioned to grow through varying economic cycles Expansion of Green Mountain coffee partnership Green Mountain Coffee Roasters Nasdaq: GMCR CHC Coffee Holding Co NYSE AMEX: JVA 15

CHC Annual Net Sales 26% CAGR Fueled by Growth Across All Product Categories 2005 – 2008 Revenue CAGR 26% $ in millions $28.0 $41.5 $51.2 $57.4 $71.2 $74.5 2004 2005 2006 2007 2008 YTD 2009 CHC Coffee Holding Co NYSE AMEX: JVA 16

CHC Quarterly Net Sales $14.0 $16.6 $15.0 $18.2 $17.6 $20.5 $18.9  $17.9 $17.3 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 CHC Coffee Holding Co NYSE AMEX: JVA 17

 $ in millions

CHC Annual Diluted Earnings Per Share $0.22 $0.25 $0.13 $0.17 ($0.47) $0.29 2004 2005 2006 2007 2008 YTD 2009 CHC Coffee Holding Co NYSE AMEX: JVA 18

CHC Coffee Holding Co NYSE AMEX: JVA 19

Balance Sheet Summary (mrq) $ in 000’s Jul. 31, 2009 Oct. 31, 2008 Cash and equivalents* $2,016  $963 Commodities held at broker 1,299 342 Inventories 4,504 5,047 Current assets 9,753 11,303 Total assets $19,908 $21,002 Accounts payable and accruals $4,904  $9,120 Line of credit borrowings       4,872 3,522 Total liabilities 10,467 13,151 Minority interest 7 3 Total liabilities & stockholders’ equity $19,908 $21,002 *Subsequent Event: Sold the Brooklyn property in Oct 2009, resulting in pre-tax fiscal fourth quarter cash gain of approx. $2.2 million CHC Coffee Holding Co NYSE AMEX: JVA 19

CHC Growth Strategies Selectively pursue strategic acquisitions, alliances, private label i.e., licensing agreement with Del Monte, acquisition of Premier Roasters Target the U.S.-based Hispanic coffee market, leverage Café Caribe & Café Supremo brands Hispanic population in U.S. growing at 9x average rate Largest minority demographic in U.S. Further market penetration of niche products Introducing new brand names and products (i.e., expand tea lines, specialty instant coffees, instant cappuccinos and hot chocolates) Develop food service business CHC Coffee Holding Co NYSE AMEX: JVA 20

Key Take-Aways CHC Coffee Holding Co., Inc. NYSE AMEX: JVA Leading coffee roaster and dealer across entire spectrum of consumer tastes, price points, product forms, and distribution channels Riding strong industry growth trends Extensive distribution capabilities with capacity for growth 26% revenue CAGR and profitable, with growth across all product categories Annual Net Sales $28.0M $41.5M $51.2M $57.4M $71.2M $74.5M 04 05 06 07 08 09 YTD CHC Coffee Holding Co NYSE AMEX: JVA 21

For More Information Coffee Holding Co. 3475 Victory Blvd. Staten Island, NY 10314 Phone: (718) 832-0800 Company Contact Andrew Gordon CEO & CFO (718) 832-0800 info@coffeeholding.com Investor Relations Liolios Group Scott Liolios or Cody Slach (949) 574-3860 info@liolios.com CHC Coffee Holding Co NYSE AMEX: JVA 22

CHC Appendix

Management & Corporate Governance Coffee Holding Co., Inc. (or “CHC”) is a family owned and operated business for over 30 years Andrew Gordon, President and CEO Employed by Coffee Holding for over 24 years Vice President from 1993 – 1997 Publishes a widely read weekly report on the coffee commodity industry David Gordon, Executive Vice President – Operations Employed by Coffee Holding for over 26 years Operations Manager from 1989 – 1995  Original member of the Specialty Coffee Association of America Sterling Gordon, Founder Over 50 years of experience in the coffee business during which time he has developed a reputation in the industry as an expert in coffee blending and quality CHC Coffee Holding Co NYSE AMEX: JVA 24

Growth Market Opportunity: Private Label Once seen as knock-offs of name brands, private label products have become increasingly more accepted by consumers as quality has increased and retailers have expanded their offerings of private label goods In fact, 78% of both lower and higher-income consumers believe private label products are typically of excellent quality, according to an Aug 2009 study¹ from Information Resources, Inc. (IRI) "Although nearly 80% of shoppers have positive attitudes toward private label, dollar and unit share are still below 25% …Retailers still have enormous opportunities." -- IRI Innovation & Consulting President Thom Blischok
During the first half of 2009, industry-wide private label unit share increased in five of six departments, led by fresh/perishables and followed by healthcare and frozen foods¹ Nearly 2/3 of shoppers often buy private label products instead of name brands. More importantly for retailers, all age groups and income levels show a relatively strong propensity to purchase private label¹ Source: ¹"Private Label 2009: Understanding and Mitigating Private Label Threat," from Information Resources, Inc. (IRI) Source: ¹"Private Label 2009: Understanding and Mitigating Private Label Threat," from Information Resources, Inc. (IRI) CHC Coffee Holding Co NYSE AMEX: JVA 25